Debt Obligations	12 Months Ended
Dec. 31, 2011
Debt Obligations [Abstract]
Debt Obligations

Note 12 – Debt Obligations

Our debt consisted of the following at December 31:

	2011	2010

Senior term loan, 15% fixed rate, due 2013	$240,349	$161,371
Convertible senior notes, 5.5% fixed rate, due 2016	135,000	-
Convertible bonds, 11.5% until March 31, 2014 and 7.5% thereafter, due 2016	62,523	55,821
Subordinated notes, 12% fixed rate, due 2014	32,012	51,132
Senior notes, 6% fixed rate, due 2012	-	81,250
	469,884	349,574
Less: debt discount	(2,506)	(4,268)
Less: current maturities	(12,350)	(21,600)

Long-term debt	$455,028	$323,706

Standby letters of credit outstanding for abandonment liabilities	$31,724	$31,726

Principal maturities of debt at December 31, 2011 are as follows:

2012	$12,350
2013	247,999
2014	12,012
2015	-
2016	197,523
Thereafter	-

Senior Term Loan

In August 2010, we entered into a credit agreement with Cyan Partners, LP (“Cyan”), as administrative agent, and various lenders for the Senior Term Loan, in the aggregate amount of $150 million, which was subsequently increased to $235 million. We paid $25.4 million in financing costs related to the issuance of the Senior Term Loan. The Senior Term Loan has a three-year term and matures on August 16, 2013.

The Senior Term Loan is a senior obligation of our U.K. subsidiary and guaranteed by Endeavour and all of our material subsidiaries. In addition, substantially all of our assets are pledged as collateral to secure the obligations under the Senior Term Loan. Such collateral may also secure certain hedging obligations and reimbursement obligations in respect of letters of credit that may be issued for our account.

The Senior Term Loan obligates us to pay annual cash interest of 12%. In addition, we are obligated to pay an additional 3% in annual interest “in-kind” (“PIK Interest”) through an increase in the outstanding principal amount of the Senior Term Loan. We have the ability to pay the PIK Interest in cash at our option. We paid Cyan certain fees in the aggregate amount of $18 million. Concurrent with the closing of the Senior Term Loan, Cyan purchased nine million shares of our common stock from us. See Note 15 for additional discussion on this purchase of our common stock.

Before August 15, 2012, we may voluntarily prepay any portion of or all amounts outstanding under the Senior Term Loan at 103% of principal. For prepayments on or after August 16, 2012, the additional prepayment fee will be 1% of the principal amount of the amount outstanding under the Senior Term Loan.

The Senior Term Loan permits certain asset sales and the incurrence of additional indebtedness, subject to certain conditions and within specified limits. We are obligated to comply with certain financial covenants, including:

  a specified maximum total leverage ratio (consolidated net indebtedness to consolidated EBITDAX), ranging from 7.85:1.00 at September 30, 2010 to 3.00:1.00 at December 31, 2012 and thereafter;
  a specified minimum EBITDAX for each four-quarter period, ranging from $20,000,000 for the four-quarter period ending December 31, 2011 to $200,000,000 for the four-quarter period ending June 30, 2013;
  a minimum Reserve Coverage Ratio, as defined, of not less than 3.00:1.00; and
  a PDP Coverage Ratio, as defined, of not less than 0.25:1.00 on or prior to March 31, 2012 and not less than 0.50:1.00 after March 31, 2012.

The Senior Term Loan contains various covenants that limit our ability, among other things, to: grant liens; pay dividends; and make investments or loans. We are also obligated to maintain our traditional hedging policies and program. See Note 19 for additional discussion.

The Senior Term Loan also contains customary events of default. If an event of default exists under the Senior Term Loan, the administrative agent has the ability to accelerate the maturity of the loan and exercise other rights and remedies.

In February 2011, we amended our Senior Term Loan due 2013 to increase the security reserved for potential letters of credit from $25 million to $35 million. In July 2011, we secured new letters of credit that allowed us to release the $33 million of restricted cash that served as collateral for previous letters of credit.

In July 2011, we amended our Senior Term Loan to provide for an increase of $75 million in the borrowings available under the Senior Term Loan. In connection with the increase, we drew down the full additional amounts available and our quarterly scheduled amortization payments on the Senior Term Loan increased from $400,000 to $587,500. The other primary provisions of the amendment include:

  consent and approval by the lenders of the issuance of the 5.5% Convertible Senior Notes and certain conforming amendments with respect to the issuance of those notes, including an increase in the basket available for the issuance of junior debt from $100 million to $135 million;
  an amendment to the negative pledge provision to allow us to provide up to $10 million of cash margin to secure hedging obligations; and
  an extension by one additional quarter to the scheduled step up in the minimum secured debt coverage ratio.

See Note 23 “Subsequent Events, for discussion of an amendment to the Senior Term Loan made subsequent to December 31, 2011 and our plans to repay the Senior Term Loan in its entirety with proceeds from a senior note offering.

5.5% Convertible Senior Notes

In July 2011, we issued $135 million aggregate principal amount of our 5.5% Convertible Senior Notes due July 15, 2016. Interest on these notes will be payable semiannually at a rate of 5.5% per annum, commencing on January 15, 2012. The 5.5% Convertible Senior Notes are convertible into shares of our common stock at an initial conversion rate of 54.019 shares (equivalent to $18.51 per share) of common stock per $1,000 principal amount of the notes, subject to certain anti-dilution adjustments. In addition, following certain Make-Whole Fundamental Changes, as defined, we will increase the conversion rate for a holder who elects to convert its 5.5% Convertible Senior Notes.

The 5.5% Convertible Senior Notes are unsecured but guaranteed by our existing material domestic subsidiaries. We may not redeem the 5.5% Convertible Senior Notes prior to their maturity, and we do not intend to file a shelf registration statement for the resale of the 5.5% Convertible Senior Notes or the shares of our common stock issuable upon conversion of the 5.5% Convertible Senior Notes, if any. The indenture governing the 5.5% Convertible Senior Notes provides for customary events of default.

If we undergo a “fundamental change” as defined, the holders of the 5.5% Convertible Senior Notes have the right, subject to certain conditions, to redeem the 5.5% Convertible Senior Notes and accrued interest. The 5.5% Convertible Senior Notes may become immediately due upon the occurrence of certain events of default, as defined.

11.5% Convertible Bonds

In January 2008, we issued 11.5% Convertible Bonds due 2014 for gross proceeds of $40 million pursuant to a private offering to a sophisticated investor in Norway. The net proceeds from the issuance of the 11.5% Convertible Bonds were used to repay a portion of our outstanding indebtedness. The 11.5% Convertible Bonds bear interest at a rate of 11.5% per annum, compounded quarterly. Interest is compounded quarterly and added to the outstanding principal balance each quarter. The bonds are convertible into shares of our common stock at a conversion price of $16.52 per $1,000 of principal, which represents a conversion rate of approximately 61 shares of our common stock per $1,000 of principal. The conversion price will be adjusted in accordance with the terms of the bonds upon occurrence of certain events, including payment of common stock dividends, common stock splits or issuance of common stock at a price below the then current market price.

If we undergo a “change of control” as defined, the holders of the bonds have the right, subject to certain conditions, to redeem the bonds and accrued interest. The bonds may become immediately due upon the occurrence of certain events of default, as defined.

Two derivatives are associated with the conversion and change in control features of the 11.5% Convertible Bonds. At December 31, 2011, the combined fair market value of these derivatives is $13.7 million, reflecting a $14.1 million decrease during 2011 that was recorded in unrealized gains (losses) on derivatives.

On March 11, 2011, we entered into an amendment to the Trust Deed related to our 11.5% Convertible Bonds due 2014. The amendment provided for:

  the amendment of the maturity date of the 11.5% Convertible Bonds from January 24, 2014 to January 24, 2016;
  the amendment of the date upon which the holders of the 11.5% Convertible Bonds may first exercise a put right, and the occurrence of the conversion price reset if such put right is not exercised, from January 24, 2012 to January 24, 2016; and
  a reduction in the interest rate payable from 11.5% to 7.5% on and after March 31, 2014.

We recorded a loss of $0.8 million in other expenses related to this amendment, representing the difference between the fair value of the debt and the book value of the debt at March 11, 2011.

Subordinated Notes

In November 2009, we entered into Stock Redemption Agreements with each of the holders of our outstanding shares of Series C Preferred Stock whereby we redeemed 60% of the outstanding shares of Series C Preferred Stock, for face value of $75 million, and amended the terms of the remaining shares of Series C Preferred Stock. The redemption price consisted of a $25 million cash payment and the issuance of $50 million Subordinated Notes.

The Subordinated Notes bear interest at an annual rate of 10%, plus 2% capitalized to the outstanding principal amount. We pay interest, in cash, on the unpaid principal amount of the Subordinated Notes quarterly on March 31, June 30, September 30 and December 31 of each year. The Subordinated Notes are payable over four years commencing in March 2011, but may be prepaid at any time at face value. The Subordinated Notes are unsecured and subordinated to our outstanding obligations under our Senior Term Loan and rank on parity with our other existing debt obligations.

6% Senior Notes

During 2005, we issued in a private offering $81.25 million aggregate principal amount of convertible senior notes due in January 2012, bearing interest at a rate of 6.00% per annum. On April 20, 2011, we redeemed all $81.25 million of the outstanding 6% Senior Notes due 2012 with a portion of the proceeds from our common stock offering completed in March 2011. The redemption was made at a price of 100% of the Senior Notes' principal amount, plus accrued and unpaid interest to the redemption date.

Junior Facility

In the first quarter of 2010, we entered into the $25 million Junior Facility, which had a maturity date of February 5, 2011, and bore interest at LIBOR plus 8%. We terminated the Junior Facility and repaid the outstanding indebtedness in its entirety on August 16, 2010.

Senior Bank Facility

We had a $225 million Senior Bank Facility, which was subject to a borrowing base limitation with interest of LIBOR plus 1.3%. We terminated the Senior Bank Facility and repaid the outstanding indebtedness in its entirety on August 16, 2010.

Fair Value

The fair value of our outstanding debt obligations was $419.8 million and $361 million at 2011 and 2010, respectively. The fair values of long-term debt were determined based upon external market quotes for our Senior Notes and Convertible Senior Notes and discounted cash flows for other debt.

Letter of Credit Agreement

On July 25, 2011, we entered into a letter of credit facility agreement (the “LC Agreement”) with Commonwealth Bank of Australia (“CBA”), pursuant to which CBA issued letters of credit to us in the amount of £20.6 million (approximately $35 million as of July 25, 2011). Concurrent with the issuance of the letters of credit, the restrictions on £20.6 million of our restricted cash were removed and the cash returned for general corporate purposes. The letters of credit secure decommissioning obligations in connection with certain of our United Kingdom Continental Shelf Petroleum Production Licences. The LC Agreement provides that we pay a quarterly fee computed at a rate of 4.5% per year on the outstanding amount of each letter of credit issued under the LC Agreement. The LC Agreement contains similar financial covenants and other covenants as the credit agreement governing our Senior Term Loan. The CBA letters of credit are renewable at our option on October 31, 2012 and through the expiration of the LC Agreement on October 31, 2013.

See Note 23 “Subsequent Events, for discussion of waivers and amendments to the LC Agreement made subsequent to December 31, 2011.

Senior Note Offering

See Note 23 “Subsequent Events, for discussion of a senior note offering made subsequent to December 31, 2011.